--------------------------------------------------------------------------------
                                                                               1

DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA High Income Shares (the "Fund"), covering the quarter ended March 31, 1998.

THE MARKET ENVIRONMENT

During the first quarter, high yield outperformed most sectors of the domestic fixed income markets, returning 3.36%. This compares to the 1.56% return for the rest of the fixed income markets, according to the Lehman Brothers Aggregate Bond Index. Quality spreads narrowed about 15 basis points on average, while Treasury yields were unchanged. High yield benefited from a steady interest rate environment, a strong economy and low inflation rates. The upheaval in Southeast Asia, which was expected to impact the cyclical and commodity-based sectors, actually had a minimal effect on domestic or the high yield markets. New issuance continued at a very heavy pace, doubling 1997's record level for the year-over-year period. The telecommunications and media industries dominated the calendar for new issues, accounting for 40% of the total. Finally, triple C's outperformed single B's, which outperformed double B's - not an uncommon occurrence in an ebullient market environment.

FUND ACTIVITY

Our strategy so far this year is similar to the one pursued in 1997. The Fund remained overweighted in the single B credit quality category in order to take advantage of the higher yields offered. The exposure to the telecommunications industry was maintained at a high level to participate in the historic developing opportunities in that sector. The weighting in emerging market corporate credits was raised, due to the attractive valuations resulting from market concerns over the Asian situation.

Overall, the Fund remains broadly diversified and is invested in the issues of 111 companies at quarter-end. The top three industry categories are:
Telecommunications (24.0%), Containers and Paper (16.4%), and Entertainment (13.2%). The average maturity of the Fund's holdings is 8.2 years; its average credit quality is still B.

Finally, proceeds from the Rights Offering in late January were invested rapidly in a combination of new issues and additions to existing holdings at very attractive yields.

FUND PERFORMANCE

CIGNA High Income Shares had another strong quarter of performance. Based on net asset value, the Fund returned 4.90% for the three months and 22.25% for the trailing 12 months ended March 31. This return exceeded its benchmark (the Lehman Brothers High Yield Bond Index), which returned 3.36% for the quarter and 15.26% for the 12 months. Returns based on the market value of the Fund's shares traded on the New York Stock Exchange after reinvesting dividends were 1.76% and 7.63%, respectively, for the quarter and twelve months.

OUTLOOK

The robust environment of the first quarter is expected to continue for the foreseeable future. The macro-economic environment remains favorable, with reasonable gross domestic product growth, a strong dollar, low inflation and a quiet Federal Reserve Bank. The Asian upheaval appears to be stabilizing and has not yet had a discernible effect on the underlying creditworthiness of the market. Demand for high yield is very strong, driven by the higher yields offered and good relative performance. The record pace of new issues should continue and could cause some brief periods of indigestion.

Overall, we have been pleased by the market's ongoing ebullience year-to-date and expect future good news as 1998 plays out.

Sincerely,


/s/ R. Bruce Albro

R. Bruce Albro,
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA HIGH INCOME SHARES

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES March 31, 1998 (Unaudited)  2

                                                        MARKET
                                         PRINCIPAL       VALUE

                                           (000)         (000)

------------------------------------------------------------------
BONDS AND NOTES - 128.3%

AUTO AND TRUCK - 2.4%
Advanced Accessory System L.L.C.,
    9.75%, 2007 (144A security acquired
    Sep & Oct 1997 for $3,522,500)**     $    3,500    $    3,588
Johnstown American Industries, Inc.,
   11.75%, 2005                               5,500         6,146
                                                      ------------
                                                            9,734
                                                      ------------

BROADCASTING & MEDIA - 9.8%
American Lawyer Media, Inc.,
   9.75%, 2007 (144A security
   acquired Dec 1997 for $3,518,125)**        3,500         3,684
Grupo Televisa, S.A., 11.875%, 2006           5,000         5,769
Innova S.A., 12.875%, 2007                    7,000         7,490
Lodgenet Entertainment Corp.,
     10.25%, 2006                             3,500         3,658
MDC Communications Corp.,
    10.5%, 2006                               2,500         2,709
Satellite Mexicanos S.A., 10.125%,
    2004 (144A security acquired
    Jan 1998 for $3,042,500)**                3,000         3,090
TCI Satellite Entertainment, Inc.,
   10.875%, 2007                              7,500         7,931
TV Azteca, S.A.,
   10.5%, 2007                                5,000         5,325
                                                      ------------
                                                           39,656
                                                      ------------

CABLE TV - 6.0%
Frontiervision Operating Partners, L.P.,
    11%, 2006                                 6,000         6,690
Galaxy Telecom, L.P.,  12.375%, 2005          7,000         7,840
Multicanal, S.A., 10.5%, 2007                 4,000         4,240
Rifkin Acquisition Partners, L.P.,
   11.125%, 2006                              4,000         5,538
                                                      ------------
                                                           24,308
                                                      ------------

CHEMICALS - 1.3%
Trans Resource, Inc., 10.75%, 2008
   (144A security acquired Mar 1998
   for $2,500,000)**                          2,500         2,569
Tri Polyta Finance BV,
   11.375%, 2003                              4,000         2,840
                                                      ------------
                                                            5,409
                                                      ------------

CONSUMER PRODUCTS & SERVICES - 7.2%
Anchor Advanced Products, Inc.,
    11.75%, 2004                              1,250         1,369
Carson, Inc., 10.375%, 2007                   2,750         2,832
Desa International, Inc., 9.875%, 2007
   (144A security acquired Nov 1997
   for $2,751,875)**                          2,750         2,846
Drypers Corp., 10.25%, 2007                   4,000         4,180
Hines Horticulture, Inc., 11.75%, 2005        5,000         5,500
Scoville Fasteners, Inc., 11.25%, 2007        5,000         5,225




                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
CONSUMER PRODUCTS & SERVICES - (CONTINUTED)
Sealy Mattress Co., 9.875%, 2007
   (144A security acquired Dec 1997
   for $3,500,000)**                     $    3,500    $    3,710
Werner Holdings Co., Inc., 10%, 2007
   (144A security acquired Nov 1997
   for $3,176,000)**                          3,150         3,327
                                                      ------------
                                                           28,989
                                                      ------------

CONTAINERS AND PAPER - 16.4%
A.P.P., International Finance Co., BV,
    11.75%, 2005                              1,500         1,410
Calmar, Inc., 11.5%, 2005                     7,500         8,025
Crown Paper Co., 11%, 2005                    8,500         9,095
Gaylord Container Corp., 9.875%
    2008 (144A security acquired
    Feb 1998 for $5,906,880)**                6,000         5,955
Grupo Industrial Durango, S.A.,
   12.625%, 2003                              3,000         3,409
Impac Group, Inc., 10.125%, 2008
   (144A security acquired Mar 1998
    for $2,500,000)**                         2,500         2,544
Indah Kiat Finance Mauritius Ltd.,
   10%, 2007                                  3,250         2,689
Norampac, Inc., 9.5%, 2008 (144A
    security acquired Jan 1998 for
    $6,558,750)**                             6,500         6,760
Packaging Resources, Inc.,
   11.625%, 2003                              3,775         3,699
Pindo Deli Finance Mauritius Ltd.,
   10.75%, 2007                               4,000         3,280
Printpak, Inc., 10.625%, 2006                 5,000         5,363
Riverwood International Corp.,
   10.625%, 2007                              5,500         5,802
   10.875%, 2008                              5,000         5,038
Tjiwi Kimia Finance Mauritius Ltd.,
   10%, 2004                                  3,950         3,120
                                                      ------------
                                                           66,189
                                                      ------------

ELECTRONICS AND ELECTRICAL EQUIPMENT - 6.7%
Dictaphone Corp., 11.75%, 2005                3,800         3,914
International Wire Group, Inc.,
   11.75%, 2005, Series A                     4,500         4,995
   11.75%, 2005, Series B                     1,000         1,110
MCMS, Inc., 9.75%, 2008 (144A
    security acquired Feb 1998 for            3,000         3,000
    $3,000,000)**
Telex Communications, Inc.,
   10.5%, 2007                                6,000         5,520
Viasystems, Inc., 9.75%, 2007                 8,000         8,360
                                                      ------------
                                                           26,899
                                                      ------------
ENERGY - 1.3%
Statia Terminals International,
    11.75%, 2003                              4,900         5,170
                                                      ------------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES March 31, 1998 (Unaudited)
 (Continued)                                                                   3

                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
ENTERTAINMENT - 13.2%
Alliance Gaming Corp., 10%, 2007         $    5,000    $    5,175
American Skiing Co., 12%, 2006                5,250         5,880
Booth Creek Ski Holdings, Inc.,
   12.5%, 2007                                4,250         4,399
Casino America, Inc., 12.5%, 2003             5,500         6,105
Casino Magic of Louisiana Corp.,
   13%, 2003                                  5,000         5,800
Majestic Star Casino L.L.C.,
   12.75%, 2003                               3,500         3,797
SFX Entertainment, Inc., 9.125%
    2008 (144A security acquired
    Feb 1998 for $2,500,000)**                2,500         2,463
Trump Atlantic City Funding, Inc.,
    11.25%, 2006                              9,000         9,248
Venetian Casino Resort L.L.C., 12.25%,
    2004 (144A security acquired Nov
    1997 & Jan 1998 for $10,151,250)**       10,000        10,350
                                                      ------------
                                                           53,217
                                                      ------------

FINANCIAL - 2.9%
Affinity Group Holding, Inc.,
   11%, 2007                                  1,500         1,624
Dollar Financial Group, Inc.,
    10.875%, 2003                             4,150         4,544
Nationwide Credit, Inc., 10.25%
    2008 (144A security acquired
    Jan 1998 for $5,353,125)**                5,250         5,408
                                                      ------------
                                                           11,576
                                                      ------------

FOOD AND BEVERAGES - 11.1%
Archibald Candy Corp., 10.25%, 2004           1,750         1,868
CFP Holdings, Inc., 11.625%, 2004             2,400         2,382
Del Monte Corp., 12.25%, 2007                 5,250         5,985
Di Giorgio Corp., 10%, 2007                   3,000         3,000
Grupo Azucarero Mexico S.A.,
    11.5%, 2005 (144A security acquired
    Jan 1998 for $6,367,015)**                6,500         6,468
Imperial Holly Corp., 9.75%, 2007             5,000         5,150
Mastellone Hermonos S.A., 11.75%
    2008 (144A security acquired Mar
    1998 for $5,500,000)**                    5,500         5,500
North Atlantic Trading, Inc., 11%, 2004       6,500         6,744
Star Markets Co., Inc., 13%, 2004             4,000         4,560
Van de Kamps, Inc., 12%, 2005                 3,000         3,345
                                                      ------------
                                                           45,002
                                                      ------------

INDUSTRIAL - 10.7%
Alvey Systems, Inc., 11.375%, 2003            4,270         4,590
Bucyrus International, Inc.,
    9.75%, 2007                               5,000         5,050
Carpenter W.R. North America, Inc.,
    10.625%, 2007                             6,500         6,955


                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
INDUSTRIAL - (CONTINUED)
Foamex Capital Corp., 13.5%, 2005
    (144A security acquired Dec 1997
    for $5,563,750)**                    $    5,500    $    6,380
Goss Graphic Systems, Inc.,
   12%, 2006                                  4,625         5,249
High Voltage Energy Corp.,
   10.5%, 2004                                4,500         4,657
Neenah Corp., 11.125%, 2007                   2,250         2,497
Outsourcing Services Group, 10.875%
     2006 (144A security acquired
     Feb 1998 for (3,525,000)**               3,500         3,561
Vicap, S.A., 11.375%, 2007
   (144A security acquired May 1997
   for $4,037,450)**                          4,000         4,410
                                                      ------------
                                                           43,349
                                                      ------------

METALS - 5.0%
Doe Run Resource Corp., 11.25%
   2005 (144A security acquired
   Mar 1998 for $4,000,000)**                 4,000         4,140
Euramax International PLC,
   11.25%, 2006                               6,000         6,465
Gulf States Steel, Inc., 13.5%, 2003          5,000         5,163
Renco Steel Holdings, Inc., 10.875%
   2005 (144A security acquired
   Jan & Feb 1998 for $4,545,820)**           4,500         4,657
                                                      ------------
                                                           20,425
                                                      ------------

MISCELLANEOUS - 2.4%
Climachem, Inc., 10.75%, 2007
   (144A security acquired Nov 1997
   & Jan, Feb 1998 for $3,867,500)**          3,750         3,956
Sullivan Graphics, Inc., 12.75%, 2005         5,500         5,775
                                                      ------------
                                                            9,731
                                                      ------------

RETAIL - 2.6%
Central Tractor Farm & Country, Inc.,
   10.625%, 2007                              5,000         5,325
Pantry, Inc., 10.25%, 2007                    5,000         5,219
                                                      ------------
                                                           10,544
                                                      ------------

TECHNOLOGY - 1.1%
Orbital Imaging Corp., 11.625%,
    2005 (144A security acquired Feb
    and Mar 1998 for $4,369,688)**            4,250         4,643
                                                      ------------

TELECOMMUNICATIONS - 24.0%
Dobson Communications Corp.,
   11.75%, 2007                               5,400         5,940

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES March 31, 1998 (Unaudited)
 (Continued)                                                                   4

                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
TELECOMMUNICATIONS - (CONTINUED)
Facilicom International, Inc.,
    10.5%, 2008 (144A security
    acquired Jan 1998 for
    $6,148,750)**                        $    6,000    $    6,270
Grupo Iusacell S.A., 10%, 2004                3,000         3,135
Hermes Europe Railtel BV,
   11.5%, 2007                                4,500         5,096
Impsat Corp., 12.125%, 2003                   1,750         1,862
Iridium L.L.C., 11.25%, 2005 (144A
   security acquired Oct, Nov, Dec
   1997 & Jan 1998 for $10,519,375)**        10,500        11,130
Metrocall, Inc., 9.75%, 2007                  5,000         5,088
Metronet Communications Co.,
   12%, 2007                                  4,500         5,197
Phonetel Technologies, Inc.,
   12%, 2006                                  2,125         2,130
Price Communications Wireless, Inc.,
   11.75%, 2007                               7,600         8,531
Pricellular Wireless, Inc., 10.75%,
   2004                                       2,000         2,250
Primus Telecommunications, Inc.,
   11.75%, 2004                               4,250         4,739
RCN Corp., 10%, 2007                          3,000         3,202
Sygnet Wireless Inc., 11.5%, 2006             5,000         5,600
Teligent, Inc., 11.5%, 2007                   9,500         9,975

Transtel Pass-Thru Trust, 12.5%,
    2007 (144A security acquired Oct
    and Nov 1997 for $4,170,000)**            4,250         4,080
Talton Holdings, Inc., 11%, 2007              4,000         4,420
Winstar Communications, Inc.,
    10%, 2008 (144A security acquired
    Mar 1998 for $5,000,000)**                5,000         5,075
WinStar Equipment Corp.,
   12.5%, 2004                                3,000         3,435
                                                      ------------
                                                           97,155
                                                      ------------

TEXTILES - 1.5%
Anvil Knitwear, Inc., 10.875%, 2007           4,500         4,646
                                                      ------------

TRANSPORTATION - 3.0%
Atlas Air, Inc., 10.75%, 2005                 5,385         5,816
Kitty Hawk, Inc., 9.95%, 2004                 6,000         6,210
                                                      ------------
                                                           12,026
                                                      ------------
TOTAL BONDS AND NOTES (Cost - $496,580,287)               518,668
                                                      ------------
UNITS - 5.0%
American Mobile Satellite Corp.,
    12.25%, 2008 (each $1,000 unit
    includes 1 warrant for Common Stock
    (144A security acquired
    Mar 1998 for $3,389,313)**                3,325         3,372


                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
UNITS - (CONTINUED)
Convergent Communications, Inc.,
    13%, 2008 (each $1,000 unit
    includes 1 warrant for common stock)
    (144A security acquired Mar 1998
    for $7,500,000)**                    $    7,500    $    7,500
ICF Kaiser International, Inc., 13%, ***
   2003 (each $1,000 unit includes
   4.8 warrants for Common Stock)             5,000         5,200
Poland Telecom Finance BV,
    14%, 2007 ($1,000 unit includes
    1 warrant for Common Stock)
    (144A security acquired Nov 1997
    for $4,000,000)**                         4,000         4,340
                                                      ------------
TOTAL UNITS (Cost - $19,569,560)                           20,412
                                                      ------------

                                             NUMBER
                                            OF SHARES
                                           ------------
WARRANTS - 0.2%
IHF Capital, Inc., Class A & L,
    Exp. 1999*                                5,000           300
Metronet Communications Co.,
    Class B, Exp. 2007*                       4,500           180
NS Group, Inc.,  Exp. 2003*                   4,080            57
Primus Telecommunications, Inc.,
    Exp. 2004*                                4,250           149
Wireless One, Inc., Exp. 2000*               15,000             -
                                                      ------------
TOTAL WARRANTS (Cost - $331,131)                              686
                                                      ------------

SHORT-TERM OBLIGATIONS - 0.3%
    (Cost - $1,121,000)
COMMERCIAL PAPER - 0.3%
    Morgan (J.P.) & Co.,
    6%, 4/1/98                                1,121         1,121
                                                      ------------
TOTAL INVESTMENTS IN SECURITIES - 133.8%
   (Total Cost - $517,601,978)                            540,887
Liabilities, Less Cash and Other Assets - (33.8%)        (136,722)
                                                      ------------
NET ASSETS - 100% (equivalent to $8.06 per
   share based on 50,138,221 shares outstanding)        $ 404,165
                                                      ============

    * Non-income producing securities.
   ** Indicates restricted security; the aggregate fair value of restricted securities is $144,774,540 (aggregate cost $140,485,047) which is approximately 36% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
  *** Variable rate security. Rate disclosed is as of March 31, 1998.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES March 31, 1998 (Unaudited)
 (Continued)                                                                   5


------------------------------------------------------------------
   PORTFOLIO COMPOSITION (UNAUDITED)
   March 31, 1998

                                          MARKET         % OF
   QUALITY RATINGS* OF                     VALUE        MARKET
   LONG-TERM BONDS                         (000)         VALUE
------------------------------------------------------------------
   Ba/BB                                  $  33,052          6.1%
   B/B                                      430,582         79.9%
   Below B                                   75,446         14.0%
                                        ------------  ------------
                                          $ 539,080        100.0%
                                        ============  ============

   *The higher of Moody's or Standard & Poor Ratings.

------------------------------------------------------------------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       6


STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998 (UNAUDITED)

                                             (IN THOUSANDS)
                                            ----------------
ASSETS:
Investments at market value
   (Cost - $517,601,978)                        $ 540,887
Cash on deposit with custodian                          1
Receivable for investments sold                     2,697
Interest receivable                                14,934
Investment for Trustees' deferred compensation
   plan (Cost - $122,607)                             171
                                              ------------
      TOTAL ASSETS                                558,690
                                              ------------

LIABILITIES:
Loan payable                                      140,900
Dividend payable April 9, 1998 at
   $.0675 per share                                 3,384
Payable for investments purchased                   8,278
Accrued interest payable                            1,350
Accrued advisory fees payable                         266
Deferred Trustees' fees payable                       171
Other accrued expenses (including $29,633
   due to affiliate)                                  176
                                              ------------
      TOTAL LIABILITIES                           154,525
                                              ------------
NET ASSETS (Equivalent to $8.06 per share
   based on 50,138,221 shares of
   beneficial interest outstanding;
   unlimited number of shares authorized)       $ 404,165
                                              ============
COMPONENTS OF NET ASSETS:
Paid in capital                                 $ 424,890
Undistributed net investment income                 1,469
Unrealized appreciation of investments             23,332
Accumulated net realized loss                     (45,526)
                                              ------------
NET ASSETS                                      $ 404,165
                                              ============



STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED)

                                               (IN THOUSANDS)
                                            ----------------------
INVESTMENT INCOME
INCOME:
   Interest                                              $ 13,024
EXPENSES:
   Interest expense                          $2,027
   Investment advisory fees                     725
   Administrative services                       37
   Shareholder reports                           30
   Custodian fees and expenses                   30
   Transfer agent fees and expenses              17
   Auditing and legal fees                       15
   Trustees' fees                                 8
   Other                                          9         2,898
                                            --------   -----------
NET INVESTMENT INCOME                                      10,126
                                                       -----------

REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS
   Net realized gain from
      investments                                           1,493
   Unrealized appreciation of investments                   6,706
                                                       -----------
NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS                                              8,199
                                                       -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                       $ 18,325
                                                       ===========



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       7


STATEMENT OF CHANGES IN NET ASSETS

                                             (UNAUDITED)
                                            THREE MONTHS  YEAR ENDED
                                               ENDED      DECEMBER 31,
                                            MAR 31, 1998     1997
                                            ------------  ------------
                                                 (IN THOUSANDS)
                                            -------------------------
OPERATIONS:
Net investment income                        $   10,126    $  32,347
Net realized gain from investments                1,493       11,378
Unrealized appreciation on
   investments                                    6,706        4,714
                                            ------------  -----------
Net increase in net assets
   from operations                               18,325       48,439
                                            ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.2025
   per share and $0.864 per share,
   respectively)                                (9,301)     (32,173)
                                            ------------  -----------
Total distributions to shareholders             (9,301)     (32,173)
                                            ------------  -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from 12,452,266 capital
   shares issued pursuant to rights offering
   (including related expenses
   of $237,401)                                 98,260         -
Net increase from 199,532 and
   659,812 capital shares issued to
   shareholders in reinvestment of
   distributions, respectively                   1,625        5,490
                                            ------------  -----------
Net increase from capital share
   transactions                                 99,885        5,490
                                            ------------  -----------
NET INCREASE IN
   NET ASSETS                                  108,909       21,756
NET ASSETS:
Beginning of period                            295,256      273,500
                                            ------------  -----------
End of period (Including undistributed
   net investment income of $1,468,593
   and $644,127, respectively)               $ 404,165    $ 295,256
                                            ============  ===========




STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED)

                                                     (IN THOUSANDS)
                                                    ----------------

CASH FLOWS FROM INVESTING AND OPERATING
   ACTIVITIES:
   Purchases of portfolio securities                   $ (216,798)
   Proceeds from sales of portfolio securities             79,780
   Investment income received                               7,774
   Investment and administrative expenses paid               (992)
   Interest paid                                           (1,893)
                                                      ------------
   Cash flows used by investing and operating
   activities                                            (132,129)
                                                      ------------

CASH FLOWS FROM SHAREHOLDER AND OTHER FINANCING
   ACTIVITIES:
   Net proceeds from shares issued pursuant to
     rights offering                                       98,260
   Net borrowings                                          42,700
   Distributions to shareholders (net of reinvestment
     of $1,624,754)                                        (8,847)
                                                      ------------

   Cash flows provided by shareholder and other
   financing activities                                   132,113
                                                      ------------
   Net decrease in cash                                       (16)
   Cash, beginning of period                                   17
                                                      ------------
CASH, END OF PERIOD                                   $         1
                                                      ============


RECONCILIATION OF NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS TO NET INCREASE IN
   CASH USED BY INVESTING AND OPERATING
   ACTIVITIES:
   Net increase in net assets resulting from
     operations                                       $     18,325
   Increase in value of investments                       (152,261)
   Change in receivables and liabilities
     exclusive of loan and dividend payable                  1,807
                                                       ------------
Net Cash Used By Investing And Operating
   Activities                                          $  (132,129)
                                                       ============


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (UNAUDITED)             8


1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed-income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

E. CASH FLOW INFORMATION - Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued) 9



2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lenders which will generally enable the Fund to borrow up to the lesser of
(A) $151,300,000 or (B) one-third of the Fund's Eligible Assets. The agreement matures on May 1, 2000. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time. The average borrowings outstanding during the three months ended March 31, 1998 were $134,428,018 at an average interest rate of approximately 6.70%. As of March 31, 1998, the Fund was paying interest at an average annual rate of 6.54% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. (CII), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

The Fund reimburses CII for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the three months ended March 31, 1998, the Fund paid or accrued $37,168.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the three months ended March 31, 1998 were $225,416,560 and $82,476,638, respectively.

As of March 31, 1998, the cost of securities for federal income tax purposes was $516,480,978. At March 31, 1998, unrealized appreciation for Federal income tax purposes aggregated $23,284,507 of which $26,538,275 related to appreciated securities and $3,253,768 related to depreciated securities.

6. CAPITAL LOSS CARRYOVER. At December 31, 1997, the Fund had a capital loss carryover for Federal income tax purposes of $47,019,138 of which $11,490,330, $30,071,289, $3,704,377 and $1,753,142 expire in 1998, 1999, 2000 and 2003, respectively. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

7. RIGHTS OFFERING. During the fourth quarter of 1997, the Fund announced a rights offering, whereby each shareholder on the record date received one non-transferable right per common share. The terms of the rights offering allowed shareholders to acquire one common share for each three rights held and over-subscribe for additional shares (subject to availability and allotment). The subscription price per share was the net asset value per share at the close of business on January 23, 1998. The Fund received primary and over-subscription requests totaling 12,452,266 shares from shareholders during the subscription period from December 26, 1997 (the record date) to January 23, 1998 (the expiration date). On the expiration date, the Fund's net asset value per share was $7.91. Net proceeds to the Fund, received in January 1998, were approximately $98 million.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)
                                                                              10


8. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:

---------------------------------------------------------------------------------------------------------------------------
                                                  (UNAUDITED)
                                                    3 MOS.
                                                     ENDED
                                                   MAR. 31,                    YEAR ENDED DECEMBER 31,
                                                     1998          1997         1996        1995        1994       1993
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD0              $    7.88     $   7.43     $  7.19      $ 6.59     $  7.54    $   6.99
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                               0.22         0.87        0.85        0.84        0.86        0.97
Net realized and unrealized gains (losses)              0.16         0.44        0.29        0.60       (0.91)       0.58
                                                       ------       ------      ------      ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS                        0.38         1.31        1.14        1.44       (0.05)       1.55
                                                       ------       ------      ------      ------      ------      ------
LESS DISTRIBUTIONS:
Distributions from net investment income               (0.20)       (0.86)      (0.90)      (0.84)      (0.88)      (0.97)
Distributions in excess of net investment income         -            -           -           -         (0.02)      (0.03)
                                                       ------       ------      ------      ------      ------      ------
TOTAL DISTRIBUTIONS                                    (0.20)       (0.86)      (0.90)      (0.84)      (0.90)      (1.00)
                                                       ------       ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                     $    8.06     $   7.88      $ 7.43      $ 7.19      $ 6.59     $  7.54
                                                       ======       ======      ======      ======      ======      ======
MARKET VALUE, END OF PERIOD                        $    8.38     $   8.44      $ 8.38      $ 7.88      $ 7.00     $  8.38
                                                       ======       ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN:
Per share market value                                  1.76%       11.65%      19.25%      26.24%      (5.43)%     19.62%
Per share net asset value (2)                           4.90%       18.58%      16.70%      22.93%      (0.76)%     23.25%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)            $ 404,165     $295,256    $273,500    $259,773    $233,454    $195,489
Ratio of expenses to average net assets
(includes interest expense)                             0.79%        3.28%       3.35%       3.80%       3.27%      2.87%
Ratio of net expenses to average net assets
(excludes interest expense)                             0.24%        1.06%       1.07%       1.12%       1.17%      1.21%
Ratio of net investment income to average net assets    2.74%       11.28%      11.60%      12.03%      12.33%     12.98%
Portfolio turnover                                        17%          74%         78%         60%         72%        48%


(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the stock and net asset value varied during each period.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)
                                                                              11

9. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands except for per share amounts):

---------------------------------------------------------------------------------------------------------------------------------
                                                                              NET REALIZED AND
                                                                           UNREALIZED GAIN (LOSS)
                           INVESTMENT INCOME      NET INVESTMENT INCOME        ON INVESTMENTS         INCR. (DECR.) IN NET ASSETS
PERIOD ENDED              TOTAL     PER SHARE       TOTAL      PER SHARE      TOTAL      PER SHARE      TOTAL       PER SHARE
---------------------------------------------------------------------------------------------------------------------------------
March 31, 1996           $  9,964    $0.27         $7,742       $0.21             $1,442   $0.04          $3,315      $0.05
June 30, 1996              10,057     0.28          7,837        0.20              1,661    0.05           3,406       0.06
September 30, 1996         10,375     0.28          8,079        0.22              9,225    0.25          11,144       0.27
December 31, 1996           9,858     0.27          7,560        0.21             (2,183)  (0.06)         (4,138)     (0.14)

March 31, 1997             10,260     0.28          7,970        0.21             (3,094)  (0.08)           (830)     (0.07)
June 30, 1997              10,294     0.28          8,000        0.22             11,995    0.32          13,707       0.34
September 30, 1997         10,467     0.28          8,082        0.22              8,588    0.23          10,349       0.25
December 31, 1997          10,704     0.29          8,295        0.22             (1,397)  (0.03)         (1,470)     (0.07)

March 31, 1998             13,024     0.28         10,126        0.22              8,199    0.16         108,909       0.18


---------------------------------------------------------------------------------------------------------------------------------

CIGNA HIGH INCOME SHARES


TRUSTEES                                                                     OFFICERS

R. Bruce Albro                        Thomas C. Jones                        R. Bruce Albro
Senior Managing Director              President, CIGNA Investment            Chairman of the Board and
CIGNA Investments, Inc.               Management and CIGNA                   President
                                      Investments, Inc.
Hugh R. Beath                                                                Alfred A. Bingham III
Advisory Director,                    Paul J. McDonald                       Vice President and Treasurer
AdMedia Corporate Advisors, Inc.      Senior Executive Vice President
                                      and Chief Administrative Officer,      Alan C. Petersen
Russell H. Jones                      Friendly Ice Cream Corporation         Vice President
Vice President and Treasurer
Kaman Corporation                                                            Jeffrey S. Winer
                                                                             Vice President and Secretary


--------------------------------------------------------------------------------
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield fixed-income securities. The investment adviser is CIGNA Investments, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan (the "Plan"). For a brochure describing this Plan or general inquiries about your account contact State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call 1.800.426.5523.

[CIGNA TREE LOGO APPEARS HERE]

CIGNA High Income Shares
950 Winter Street                                 [CIGNA TREE LOGO APPEARS HERE]
Suite 1200
Waltham, MA 02154



                                                   CIGNA High Income Shares

--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                   First Quarter Report
    PERMIT 750
--------------------

                                                         March 31, 1998